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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of report (Date of earliest
                                event reported):

                                February 21, 2007
                               ------------------

                                TX HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


               GEORGIA                   000-32335               58-2558701
         --------------------        -----------------       -------------------
   (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
         of Incorporation)                                   Identification No.)

           1701 NORTH JUDGE ELY BLVD. #6420 ABILENE, TX         79601
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            (Address of Principal Executive Offices)         (Zip Code)


                                  305.420.6781
                                ----------------
              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS.


NUMBER   DESCRIPTION
------   -----------

99.1     Press Release




SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  FEBRUARY 21, 2007



                                BY:  /S/ MARK NEUHAUS
                                     ------------------------------------------
                                     MARK NEUHAUS, CHAIRMAN AND PRESIDENT